                                  EXHIBIT 99.1

                              FOR IMMEDIATE RELEASE

                                     Company Contact:  Robert V. Cuddihy, Jr.
                                                       Chief Financial Officer
                                                       212-644-1400 ex 231

        NATIONAL AUTO CREDIT'S SHAREHOLDERS APPROVE NAME CHANGE TO IDNA,
    MODERNIZED CHARTER, REDUCED BOARD SIZE, INCREASED AUTHORIZED CAPITAL AND
                            EQUITY COMPENSATION PLAN

        NATIONAL AUTO CREDIT'S SHAREHOLDERS APPROVE NAME CHANGE TO IDNA,
    MODERNIZED CHARTER, REDUCED BOARD SIZE, INCREASED AUTHORIZED CAPITAL AND
                            EQUITY COMPENSATION PLAN

NEW YORK--(BUSINESS WIRE)--FEBRUARY 16, 2006--IDNA, INC. (FORMERLY NATIONAL AUTO
CREDIT, INC.) (OTC/BB:NAKD) ("IDNA" OR "THE COMPANY") today announced that its shareholders had overwhelmingly approved a name change for the Company, a revised charter and various other proposals aimed at modernizing and revamping the corporate governance of the Company. iDNA's annual shareholder meeting, which took place on January 31, 2006, also resulted in the reelection of the existing directors of the Company, including James McNamara, the Company's
Chairman of the Board and Chief Executive Officer, John Gleason, Henry Toh,
James Augur and Donald Shek, the ratification by the shareholders of the retention of Grant Thornton LLP as independent auditors of the Company for the fiscal year ended January 31, 2006 and the approval of a new equity compensation plan designed to provide incentives to the Company's employees, non-employee directors, consultants and advisors to contribute to the Company's growth by providing them with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock awards, and stock appreciation rights.

     The Company's new name, which received an enthusiastic response from the
Company's shareholders, was the brainchild of iDNA's Chairman and Chief
Executive Officer, James McNamara, who designed the name as an expression of the evolution of the Company's business over the course of time from the acquisition of, renting, selling, and financing, all types of new and used motor vehicles into the realms of corporate communications, entertainment and movie exhibition.
Upon the successful conclusion of the shareholders meeting and the approval of all seven proposals submitted by iDNA's Board of Directors to the shareholders,
Mr. McNamara noted that the Company had embarked upon a new era, stating that
"the warm response of the shareholders to the new identity and modernized corporate governance scheme of the Company provides management with the requisite feedback that will reinvigorate us in our focus upon expanding our corporate communications and entertainment businesses on behalf of our shareholders."

     iDNA is a corporate communications and entertainment business. Through its operating subsidiaries, Audience Response Systems, Inc., Option Technologies
Interactive, LLC, Campus Group Companies, Inc. and OMI Business Communications,
Inc., iDNA engages in the

service design, creative development, production, post production editing, and transmission, via broadcast satellite videoconferencing, webcasting, and traditional onsite presentations of corporate communication, education and training video, and other services for use at corporate events. iDNA provides a range of strategic content development, management, and broadcast services to single and multiple site corporate events, meetings, and symposiums. In addition, iDNA provides data management collection services through its custom software applications and radio frequency ("RF") transmission and RF collection devices at corporate and institutional events whereby event sponsors and/or clients can obtain, analyze and respond dynamically, in real-time, to audience preferences and attitudes or provide responses to specific queries within an event. iDNA also engages in the movie exhibition business through its investment in the Angelika Film Center in New York City.

     This news release may include statements that constitute forward-looking statements, usually containing the words "believe," "estimate," "project,"
"expects," or similar expressions, and involve risks and uncertainties. These statements are made pursuant to the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995. Forward-looking statements are merely the Company's current predictions of future events and inherently involve risks and uncertainties that could cause actual results to differ materially from the statements made herein. By making these forward-looking statements, iDNA undertakes no obligation to update these statements to reflect new information and developments after the date of this document.